UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California		94501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2022, we held our 2022 Annual Meeting of Stockholders, at which stockholders voted on proposals to (i) elect Scott Stanford to serve as Class II director for a term ending at the 2025 annual meeting of stockholders; (ii) amend the Astra Space, Inc. 2021 omnibus equity incentive plan to increase the Class A common stock authorized for issuance under the plan by 6,000,000 shares; (iii) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for our fiscal year ending December 31, 2022; (iv) provide a non-binding advisory vote on the compensation of our named executive officers; and, (v) provided a non-binding advisory vote as to the frequency on which the non-binding advisory vote to approve executive compensation would be presented to the stockholders.

The Company has two classes of common stock and holders of each class of common stock as of April 21, 2022 (the “record date”) were entitled to vote at the 2022 Annual Meeting of Stockholders. Each issued and outstanding share of Class A common stock as of the record date was entitled to one vote and each issued and outstanding share of Class B common stock as of the record date was entitled to 10 votes on each of the foregoing proposals. There were 153,014,529 shares of the Company's Class A common stock and 55,539,188 shares of the Company's Class B common stock represented either in person or by proxy at the meeting (which represented 92.72% of the total voting power of the Company), thereby constituting a quorum.

The final voting results for each of these proposals are as follows:

Election of Class II Director (Item 1): The stockholders elected Scott Stanford as a Class II director of the Company with the following votes:

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Withhold	Broker Non-Votes
625,927,869	0	3,862,766	78,615,774

Class A Common Stock only:

Votes For	Votes Against	Withhold	Broker Non-Votes
70,535,989	0	3,862,766	78,615,774

Class B Common Stock only:

Votes For	Votes Against	Withhold	Broker Non-Votes
555,391,880	0	0	N/A

Amendment of Astra Space, Inc, 2021 omnibus equity incentive plan to increase the Class A common stock authorized for issuance under the plan (Item 2): The stockholders approved the amendment of Astra Space, Inc. 2021 omnibus equity incentive plan to increase the Class A common stock authorized for issuance under the plan by 6,000,000 shares.

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Abstentions/ Withhold	Broker Non-Votes
610,622,907	19,032,675	135,053	78,615,774

Class A Common Stock only:

Votes For	Votes Against	Abstentions/ Withhold	Broker Non-Votes
55,231,027	19,032,675	135,053	78,615,774

Class B Common Stock only:

Votes For	Votes Against	Abstentions/ Withhold	Broker Non-Votes
555,391,880	0	0	N/A

Ratification of the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2022 (Item 3): The stockholders ratified the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2022.

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Abstentions/ Withhold	Broker Non-Votes
706,464,830	1,549,755	391,824	0

Class A Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,072,950	1,549,755	391,824	0

Class B Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
555,391,880	0	0	N/A

Advisory vote to approve executive compensation (Item 4): The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion in Schedule 14A filed with SEC on April 28, 2022.

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Abstentions/ Withhold	Broker Non-Votes
611,787,542	17,358,762	644,331	78,615,774

Class A Common Stock only:

Votes For	Votes Against	Abstentions/ Withhold	Broker Non-Votes
56,395,662	17,358,762	644,331	78,615,774

Class B Common Stock only:

Votes For	Votes Against	Abstentions/ Withhold	Broker Non-Votes
555,391,880	0	0	N/A

Advisory vote to approve the frequency of the non-binding advisory vote to approve executive compensation (Item 5): The stockholders approved, on a non-binding advisory basis, that the non-binding advisory vote to approve the compensation of our named executive officers should be brought before the stockholders every three years.

Total of Class A Common Stock and Class B Common Stock:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
22,427,669	306,557	606,819,235	234,174	78,615,774

Class A Common Stock only:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
22,427,669	306,557	51,427,355	234,174	78,615,774

Class B Common Stock only:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
0	0	555,391,880	0	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 3, 2022	Astra Space, Inc.

	By:	/s/ Kelyn Brannon
	Name:	Kelyn Brannon
	Title:	Chief Financial Officer